Exhibit 99.1

Equity Interest Transfer Agreement

Transferor: Junning International Industry Co. Ltd. (“Party A”)

Registered Office Address:

Transferee: Sinoenergy Holding Limited (“Party B”)

Registered Office Address:

Guarantor: Qingdao Guang An Industry Co. Ltd. (“Party C”)

Registered Office Address:

Whereas,

1.
Party A incorporated a sole corporation Qingdao Jingrun General Machinery Co. Ltd. (hereinafter referred to as “Target Company”) at Xuechi Road, Hongdao Sub-district, Chengyang District of Qingdao. Registered capital is $5 million, foreign-funded corporation. Party A invested $0 in Target Company up to the signature date of the Agreement.

2.
Party A, as Transferor, shall be pleased to transfer entire equity interest of Target Company to Party B and Party B, as Transferee, shall agree to accept entire equity interest of Target Company owned by Party A.

3.
Party A and Party B shall fully understand and clarified rights and obligations of each party in the process of the equity interest transfer and shall agree to fulfill the equity transfer comply with applicable laws and regulations.

Therefore, Party A and Party B shall enter into the agreement of equity transfer by friendly negotiation and principle of equity and mutual benefits complying with applicable laws and regulations of PRC.

ARTICLE I

DEFINITIONS

As used herein and unless otherwise expressly stipulated, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Target Company” shall mean Qingdao Jingrun General Machinery Co. Ltd.

“Examination and Approval Agency” shall mean Ministry of Foreign Trade and Economic Cooperation of PRC or provincial governing departments of foreign trade and economic cooperation;

“Registration Administration Agency” shall mean State Administration of Industry and Commerce of PRC or any other hereof authorized local administration of industry and Commerce;

“Transition Period” shall mean a period from the signature date of the Agreement to the date of completion of all requested approvals, alterations and registrations in accordance with applicable regulations and that Party B shall acquire ownership of transferred equity interest and become shareholder of the Target Company.

“Force Majeure” shall mean any cause beyond the control of the Parties including, but not limited to, acts of God, typhoon, earthquake, flood, lockouts, strike, fires, riots, acts of war declared and compliance with any request, ruling, order or decree of any governmental authorities, and any other events which could not be expected, avoided and overcome.

ARTICLE II. PRECODITIONS FOR EQUITY INTEREST TRANSFER

The equity interest transfer under this agreement shall be implemented after the preconditions are fulfilled, which include:

1.	All guaranties and consents both Party A and Party B made in the process of the equity interest transfer shall be true and correct.
2.	The Equity Interest Transfer Agreement shall be approved by Examination and Approval Agency.
3.	Both Party A and Party B shall perform and observe their major obligations as well as their tag along obligations with accordance to such terms and conditions as stipulated under this Agreement;
4.	Both Party A and Party B shall sign up “Confirmation Letter of Completion of Property Takeover ”;
5.	Party A shall comply with the formality of appraisal to proposed transferred equity interest under the applicable laws and regulations of PRC.

ARTICLE III

TRANSFERING BID AND PAYMENT

1.	Party A shall transfer entire equity interest of Target Company it holds to Party B.
2.	Party B shall agree to accept the foregoing transferred equity interest and shall carry and bear the rights and liabilities agreed by Party A, Party B and Party C in the Liability Confirmation Letter.
3.
Taking the amount of net assets of Target Company which provided by Qingdao Qingfang Appraisal Firm as reference (up to Aug 1, 2007, the audited total assets of Target Company is_62.1 million and audited total liability is _31.02 million ), as set out in Article III1, Party A and Party B hereto agree the transferring cost of entire equity interest and entire assets of Target Company which held by Party A shall be Renminbi SIXTY MILLION (_60000000.00), including Renminbi THIRTY TWO MILLION (_32000000.00) paid to Party A, former shareholder of Target Company as cost of equity interest transfer, other Renminbi TWENTY EIGHT MILLION (_28000000.00) shall be directly paid to Target Company for confirmed liability repayment for the purpose of acquiring _62.1 million of total assets. When completion of equity interest transfer, Party B shall solely undertake and enjoy all rights, obligations and liabilities in the Target Company and Party A shall not carry through any activities in the name of Target Company.

4.
Payment in installments, after the Agreement is signed, Party B shall pay the transferring cost for thrice from time to time to Party A or any other companies appointed by Party A which is subject to the prior written consents and confirmation from both Parties and concerned creditors of Target Company.

The First Payment: Party B shall pay 90% of equity interest transferring cost to Party A within the 7 days from the date of this Agreement signed;

The Second Payment: Party B shall pay the remaining 10% of the equity interest transferring cost to Party A within 7 days from the date that the Target Company is granted the Certificate of Land Use Right by concerned land administration department, the registration of transfer of equity interest is completed and business license is granted; Meanwhile, Party B shall fund Target Company to repay 50% of the confirmed liability;

The Third Payment: Party B shall fund the Target Company to repay the remaining 50% of the confirmed liability within 90 days from the date that the Second Payment is done.

5.
Party A shall ensure the book net assets is not less than the amount in the appraisal report which is set forth in the ARTICLE III 3 when setting over the Target Company, or else, the part less than the amount in the appraisal report shall be complemented by Party A or deducted from the cost Party B shall pay Party A, otherwise, Party B shall not pay the cost set forth in the ARTICLEⅢ4 and have right to terminate the Agreement.

ARTICLE IV

EXAMINATION, APPROVAL AND REGISTRATION OF EQUITY INTEREST TRANSFER

1.
Party A shall comply with the examination and approval procedures of the equity interest transfer in the Examination and Approval Agency with corresponding jurisdiction and comply with the formality of industry and commerce registration of equity alteration. Party A shall complete the foregoing procedures within 15 days from the date of this Agreement signed, the expense and cost of approval and registration shall be born by Party A. Party B shall assist Party A to transact above mentioned procedures of approval of equity transfer and registration of equity alteration.

2.	Party A shall provide all documentations necessary to approval and registration of equity transfer.

ARTICLE V

COMPLETION AND WAY OF EQUITY INTEREST TRANSFER

1.
The equity interest transfer of Target Company shall be completed at the date that procedures of shareholder alteration is fulfilled under the verification of departments of administration of industry and commerce.

2.
With respect to the rights and obligations and liability of Target Company related to the equity interest, before the completion of equity interest transfer, the liability and rights agreed by Party A, Party B and Party C in the Liability Confirmation Letter shall be born by Party B, any other rights and liabilities shall be born by Party A; the rights and liabilities coming force after completion of equity interest transfer shall be born by Party B unless otherwise expressly stipulated.

ARTICLE VI

REPRESENTITIVES AND WARRANTIES

1.
Party A shall disclose Party B all agreements, contracts, confirmation letters, covenants and indenture pursuit to Target Company and any promissory documentation and files to Target Company and/or Party A and shall guarantee the documentations and files hereto authenticity and validity.

2.
Party A shall guarantee the transferred equity interest without any mortgage and warranty and entirely or partially transferring to any other Third Parties, or transferring its rights and interests in the Target Company by any other ways, and guarantee exemption of claiming from any other Third Party. Otherwise, any other obligations arisen from such conditions shall be totally born by Party A.

3.
Party A shall guarantee to sign and perform this Agreement without prejudice to any other terms and conditions under any other agreements, contracts, confirmation letters and/or any other promissory documentations and files to Party A which are signed in the name of Party A and shall guarantee to transfer its equity interest in the Target Company without prejudice to any other warranties, mortgages, pledges and liens to assets of Target Company and/or any other forms of regulations, without violating any other rules, regulations and decrees Transferors have to comply with.

4.
Party B shall guarantee to sign and perform the Agreement without prejudice to any other terms and conditions under any other agreements, contracts, confirmation letters and/or any other promissory documentations and files to Party B which are signed in the name of Party B, and shall guarantee to not violate the Article of Association of Party B and any other rules and regulations Party B shall comply with.

5.
Party A shall guarantee that the Target Company neither have any other undisclosed litigations, arbitrations and any other actions disobeying laws and administrative formalities, nor any other evidences and circumstances may result in occurrence of above mentioned actions.

6.
Both Party A and Party B guarantee that provided cases proving the guarantees made hereof inauthentic and inaccurate or misunderstanding occur, each Party shall notify each other in written form immediately. In the event that any other Party default its guarantees under this Agreement or its guarantees are inauthentic, inaccurate, incomprehensive or misleading which result in that another Party could not enjoy any other interests stipulated in the Agreement or expense and cost increase to another Party, or bear extra obligations or other economic damages, the breach Party shall guarantee observe Party to indemnify all losses and damages caused by its breach and default and compensate all costs in the process of claiming indemnity.

7.
Both Party A and Party B shall cooperate to go through the necessary procedures of administrative approval and registration of equity interest alteration, if it is necessary for Party A to provide related documentations or certificates or to sign and stamp documents, Party A shall fulfill the requirements in Party B’s reasonable term.

8.
The Target Company has no any other contingent liability besides that disclosed in this Agreement. Before completion of equity alteration registration, Party B shall have right to appoint staffs to enter the audit work of Target Company for financial status, Party A shall be liable to repayment in the event of any liabilities and account payable and any obligations; additionally, Party A shall guarantee to keep and maintain property of Target Company safely or take measures to save interests of Target Company during the Transition Period (property list and conditions shall be described in the attachments), shall not damage or loss assets and any other interest of Target Company.

9.
From the date that Party A receive the first fund from Party B, the stamps including corporation stamp and financial special stamp shall be handed over to staff appointed by Party B for supervision, after the completion of equity interest transfer, Party A shall hand over all integrate financial account book and related documents and files in original, replies and related archives from administrative departments in original and documents of rules and regulations on Company operation in original and employment information within 2 days.

10.	Party B shall guarantee to pay Party A the equity transferring cost and repay creditors of Target Company the liability complying with the way and term of payment stipulated in this Agreement.
11.
The equity interest transfer shall be guaranteed by Party C, whom shall confirm to guarantee the liabilities coming forth before completion of equity transfer and undisclosed liability by Party A after completion of Target Company equity transfer; the guarantees include related obligations from above mentioned liabilities, the indemnify, liquidated damage, interests arisen from foregoing liabilities, the term of guarantee is 2 years from the date of completion of the equity interest transfer.

ARTICLE VII

COVENANTS ON TRANSITION PERIOD

1.	In the Transition Period, Party A shall guarantee to govern and operate business of Target Company taking effective and active measures and operate the Company in good and legal standing.
2.	Party A shall not transfer its equity interest to the Third Party or perform any other forms of guarantee in the Transition Period.
3.	Party A shall not implement any acts which damage to operation and financial status of Target Company with any other Third Party.
4.	Party A shall recall its legal representatives appointed to Target Company due Transition Period expire.
5.	Both Party A and Party B shall have obligation of keeping confidential to all documents and information provided in this Agreement in the Transition Period.

ARTICLE VIII

BREACH OBLIGATIONS

1. Unless otherwise expressly stipulated in the Agreement, Each of the Parties shall use their best efforts to ensure due performance and observance of all the terms and guarantees of this Agreement, otherwise, breach party shall have to bear the breach obligations, provided Party A breach the Item 5 and Item 8 of ARTICLE VIII and is sued or punished accordance with the administrative procedures, which of the actions involve Party B, all cost of litigation (include but not limited to lawsuit claims, law case fee and counsel fee) or fine shall be born or paid to Party B by Party A besides breach obligation. ( Provided prior payment by Party B, Party B shall perform recourse to Party A.)

2. Each of the Parties shall perform and observe the terms and conditions complying with the schedule stipulated in this Agreement which shall not be modified by any Party at will.

If any case of delaying performance the terms and conditions under this Agreement, unless the observe Party agree to delay performance or otherwise expressly stipulated in the Agreement, the breach party shall pay observe party liquidate damages daily on the standard of 5/10000 of the transferring cost under this Agreement. The breach Party shall not exempt the obligations to perform after paying the liquidate damages.

3. And then the agreement shall be terminated automatically and the total sum of money paid from part B should be returned to part B in 7 day by part A and The interest will be paid by part A according to lending rate of bank the corresponding period.

4.The Party B shall deduct equivalent fund from transferring cost Party B shall pay Party A in the event that Party A breach ARTICLE VI item 6.

ARTICLE IX

CONFIDENTIALITY

1. The both Parties shall keep confidentiality from news and employee and client and other relate company or person before finishing the equity interest transfer.

2. For business secret of both Parties gotten acquainted with, the both Parties shall not release confidentiality to any other Third Party without prior written consents from each Party.

ARTICLE X

FORCE MAJEURE

1.Since force majeure direct effect Party A or Party B to perform the Agreement, the affected Party shall immediately inform the other Party with written notification. At same time the affected Party shall provide the reason of failing performing the Agreement and availability certificate and detail things of force majeure. According to influencing of force majeure, the other Party decide whether continually perform the Agreement or terminate the Agreement.

2. The affected Party can be exempt from obligations under the situation that he takes a necessary action to keep from damages or inform other Party with written notification duly.

3.The Party A shall refund the transferring cost of equity interest to Party B within 7 days, which is received from Party B, provided force majeure lead to the Agreement termination. At same time, the Party B shall return the documentations about equity transfer to Party A within 2 days from the date of receiving the transferring cost of equity interest.

ARTICLE XI

AGREEMENT MODIFICATIONS AND TERMINATION

1. Any Party shall not modify or terminate the Agreement unless both Parties agreements.

2. Both Parties shall reach a written agreement to terminate the Agreement, which shall be effective unless it signed and sealed by Both Parties.

ARTICLE XII

DISPUTE RESOLUTION AND APPLICATION OF LAW

1. The Agreement is applicable for People's Republic of China

2. All disputes due to performing the Agreement shall be resolved negotiation. Both Parties shall choose the follows NO.2.1 to resolve the disputes if the disputes could not resolved:

2.1 ☐ Any Party could lawsuit in courts of which location the Target Company located. .

2.2 ☐ Instituting an arbitration to Qingdao Arbitration Commission

ARTICLE XIII

EFFECTIVENESS OF THE CONTRACT AND MISCELLANEOUS

1 ☐ The Agreement shall come into force from the date of Party A Party B and Party C sign and seal.

2. The Attachments of this Agreement are integral parts of this Agreement, which taking equal force with this Agreement.

3. The Agreement shall have two versions with Chinese and English. Each version is three originals with equal force. Each of Party A, Party B and Party C hold one original and the rest of them shall be provide to Examination and Approval Agency. Chinese version shall be served as standard version if two versions are contradictory.

4. Other terms are still effect if any other terms of the Agreement are terminated or invalid.

5. The Agreement is signed by Party A, Party B and Party C in Qingdao City, Shandong province, China. Aug. 28, 2007.

Attachments:

Assets Appraisal Report of Target Company

Property Handover List of Target Company

Party A: Transferor: Junning International Industry Co. Ltd. (seal)

Legal Representative/ Authorized Representative: (Signature)

Party B: Sinoenergy Holding Limted (seal)

Legal Representative/ Authorized Representative: (Signature)

Party C: Qingdao Guang An Industry Co. Ltd.(seal)

Legal Representative/ Authorized Representative: (Signature)